UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NETAPP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 31, 2012.

NETAPP, INC

COMPUTERSHARE C/O NETAPP, INC.

2 NORTH LASALLE STREET, 3RD FLOOR

CHICAGO,IL 60602

M48674-P28928

Meeting Information

MeetingType: Annual Meeting

For holders as of: July 11, 2012

Date: August 31, 2012 Time: 3:00 p.m. Location: NetApp, Inc.

Corporate Headquarters 495 East Java Drive Sunnyvale, CA 94089

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow             XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 19, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M48675-P28928

Voting Items

The Board of Directors recommends a vote FOR each of

the proposals.

1. To elect the following individuals to serve as members of the

Board of Directors for the ensuing year or until their respective successors are duly elected and qualified:

01) Daniel J. Warmenhoven 06) Gerald Held

02) Nicholas G. Moore 07) T. Michael Nevens

03) Thomas Georgens 08) George T. Shaheen

04) Jeffry R. Allen 09) Robert T. Wall

05) Alan L. Earhart 10) Richard P. Wallace

2. To approve an amendment to the 1999 Stock Option Plan to

increase the share reserve by an additional 7,350,000 shares of common stock;

3. To approve an amendment to the Company’s Employee Stock

Purchase Plan to increase the share reserve by an additional

5,000,000 shares of common stock;

4. To approve an advisory vote on Named Executive Officer

compensation;

5. To ratify the appointment of Deloitte & Touche LLP as

independent auditors of the Company for the fiscal year

ending April 26, 2013; and

The Board of Directors does not have a recommendation

for voting on the following proposal:

6. To consider a stockholder proposal regarding the adoption of a simple majority voting standard for stockholder

matters, if properly presented at the meeting.

M48676-P28928

M48677-P28928